Exhibit 99.2

Financial Highlights                               Boise and Subsidiaries

				2003
	2000	2001	2002	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales and Income

Sales	$7,806.7	$7,422.2	$7,412.3	$1,853.2	$1,929.0			$3,782.2
Income from operations	444.0	81.1	118.3	1.7	22.7			24.4
Net income (loss) before cumulative effect of accounting changes	178.6	(42.5)	11.3	(18.7)	(4.0)			(22.7)
Cumulative effect of accounting changes, net of income tax	—	—	—	(8.8)	—			(8.8)
Net income (loss)	$178.6	$(42.5)	$11.3	$(27.5)	$(4.0)			$(31.5)
Net income (loss) per common share
Diluted before cumulative effect of accounting changes	$2.73	$(.96)	$(.03)	$(.38)	$(.12)			$(.50)
Cumulative effect of accounting changes	—	—	—	(.15)	—			(.15)
Diluted	$2.73	$(.96)	$(.03)	$(.53)	$(.12)			$(.65)
Cash dividends paid per common share	$.60	$.60	$.60	$.15	$.15			$.30

Financial Condition

Capital expenditures	485.8	380.0	266.2	48.5
Total assets	5,266.9	4,934.0	4,947.4	4,970.9	4,989.9

Long-term debt, less current portion	$1,714.8	$1,062.9	$1,387.4	$1,472.7	$1,494.4
Current portion of long-term debt and short-term borrowings	93.3	440.0	153.7	105.5	76.5
Guarantee of ESOP debt	107.9	80.9	51.4	51.4	40.5
Total debt	$1,916.0	$1,583.8	$1,592.5	$1,629.6	$1,611.4

Shareholders’ equity	$1,757.0	$1,578.4	$1,399.5	$1,372.1	$1,384.2
Shareholders’ equity per common share	$28.85	$25.10	$21.59	$21.17	$21.23

Financial Ratios

Return on sales	2.3%	(.6)%	.2%	(1.5)%	(.2)%			(.8)%
Debt to equity	1.09:1	1.00:1	1.14:1	1.19:1	1.16:1
Debt to total capitalization	52.0%	47.5%	50.3%	51.3%	50.9%

Other Information

Effective tax (provision) benefit rate	(39.0)%	11.5%	NM (1)	35.9%	34.0%			35.7%
Number of common shares outstanding at the end of the period (thousands)	57,337	58,062	58,284	58,292	58,314
Average number of common shares (thousands)
Basic	57,288	57,680	58,216	58,289	58,300			58,295
Diluted(2)	61,413	61,797	62,090	61,880	61,844			61,862
Common stock price
High	$43.94	$38.00	$38.81	$28.15	$26.30
Low	$21.75	$26.99	$19.61	$20.72	$21.48
Close	$33.63	$34.01	$25.22	$21.85	$23.90

(1)          NM = not meaningful.

(2)          For the first and second quarters of 2003, the six months ended June 30, 2003, and the years ended December 31, 2001 and 2002, the computation of diluted net loss per share was antidilutive; accordingly, diluted net loss per share was calculated using the average basic shares outstanding.

Summary of Operations              Boise and Subsidiaries

	2002
Quarterly Results by Segment (Unaudited)(1)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions	$884.5	$855.5	$899.9	$905.9	$3,545.8
Boise Building Solutions	560.2	669.9	671.5	568.2	2,469.7
Boise Paper Solutions	456.0	481.6	485.2	455.3	1,878.0
Other	18.3	19.4	19.4	18.9	76.0
	1,919.0	2,026.4	2,075.9	1,948.3	7,969.5
Intersegment eliminations	(130.8)	(138.4)	(140.7)	(147.4)	(557.2)
Trade sales	$1,788.2	$1,888.0	$1,935.3	$1,800.8	$7,412.3
Income (Loss) by Segment
Boise Office Solutions	$37.4	$23.4	$29.8	$32.4	$123.0
Boise Building Solutions	8.8	14.0	14.5	2.3	39.7
Boise Paper Solutions	(10.8)	8.8	17.2	23.4	38.6
Corporate and Other	(12.8)	(37.9)	(15.9)	(15.3)	(81.8)
	22.6	8.4	45.6	42.9	119.5
Interest expense	(30.0)	(30.0)	(28.7)	(29.7)	(118.5)
Income (loss) before income taxes and minority interest	(7.4)	(21.6)	16.9	13.2	1.0
Income tax (provision) benefit	2.8	26.9	(6.3)	(4.9)	18.4
Income (loss) before minority interest	(4.6)	5.3	10.5	8.2	19.4
Minority interest, net of income tax	(2.0)	(2.0)	(2.0)	(2.0)	(8.1)
Net income (loss)	$(6.6)	$3.2	$8.5	$6.2	$11.3
Net income (loss) per common share
Basic	$(.17)	$.00	$.09	$.05	$(.03)
Diluted	$(.17)	$.00	$.09	$.05	$(.03)

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions	$938.3	$904.9			$1,843.2
Boise Building Solutions	574.6	692.8			1,267.5
Boise Paper Solutions	468.2	459.4			927.6
Other	19.4	18.8			38.2
	2,000.5	2,075.9			4,076.5
Intersegment eliminations	(147.3)	(146.9)			(294.2)
Trade sales	$1,853.2	$1,929.0			$3,782.2
Income (Loss) by Segment
Boise Office Solutions	$20.7	$23.9			$44.6
Boise Building Solutions	(8.5)	9.8			1.4
Boise Paper Solutions	(.7)	1.0			0.3
Corporate and Other	(8.7)	(9.9)			(18.6)
	2.8	24.9			27.7
Interest expense	(28.9)	(27.8)			(56.6)
Loss before income taxes, minority interest, and cumulative effect of accounting changes	(26.1)	(2.9)			(28.9)
Income tax benefit	9.4	1.0			10.3
Loss before minority interest and cumulative effect of accounting changes	(16.7)	(1.9)			(18.6)
Minority interest, net of income tax	(2.0)	(2.0)			(4.1)
Loss before cumulative effect of accounting changes	(18.7)	(4.0)			(22.7)
Cumulative effect of accounting changes, net of income tax	(8.8)	—			(8.8)
Net loss	$(27.5)	$(4.0)			$(31.5)
Net loss per common share
Basic and diluted before cumulative effect of accounting changes	$(.38)	$(.12)			$(.50)
Cumulative effect of accounting changes	(.15)	—			(.15)
Basic and diluted	$(.53)	$(.12)			$(.65)

(1)  Columns may not add due to rounding.

Statistical Review / 2003

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year

Boise Office Solutions
Sales by Product Line (millions)
Office supplies and paper	$567	$539
Technology products	277	275
Office furniture	94	91

Sales by Geography (millions)
United States	$709	$683
International	229	222

Sales Growth
Sales growth	6%	6%
Same-location sales growth	6%	6%

Margins (percentage of sales)
Gross profit margin	23.8%	23.8%
Operating profit	2.2%	2.6%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8" basis)	466,537	476,896
OSB (thousand square feet) (3/8" basis) (1)	106,851	112,652
Particleboard (thousand square feet) (3/4" basis)	41,192	38,609
Lumber (thousand board feet)	93,524	93,113
LVL (hundred cubic feet)	20,685	25,063
I-joists (thousand equivalent lineal feet)	40,534	53,271
Engineered wood products (millions)	$68	$85
Building materials distribution (millions)	$391	$505

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8" basis)	$220	$228
OSB (thousand square feet) (3/8" basis)	141	165
Particleboard (thousand square feet) (3/4" basis)	219	230
Lumber (thousand board feet)	412	400
LVL (hundred cubic feet)	1,453	1,447
I-joists (thousand equivalent lineal feet)	867	861

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	353	351
Containerboard	158	154
Newsprint	106	89
Other	33	31
	650	625

Corrugated containers (millions of square feet)	1,122	1,151

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$747	$734
Containerboard	341	347
Newsprint	374	399

(1)  Represents 100% of the sales volume of Voyageur Panel, of which we own 47%.

Statistical Review / 2002

	2002
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year

Boise Office Solutions
Sales by Product Line (millions)
Office supplies and paper	$552	$534	$550	$559	$2,195
Technology products	246	240	265	259	1,010
Office furniture	86	82	85	88	341

Sales by Geography (millions)
United States	$686	$665	$707	$701	$2,759
International	198	191	193	205	787

Sales Growth
Sales growth	(9)%	(1)%	6%	6%	0%
Same-location sales growth	(8)%	(1)%	6%	5%	0%

Margins (percentage of sales)
Gross profit margin	23.6%	23.1%	22.4%	23.5%	23.1%
Operating profit	4.2%	2.7%	3.3%	3.6%	3.5%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8" basis)	440,525	462,648	460,952	424,078	1,788,203
OSB (thousand square feet) (3/8" basis) (1)	100,161	98,273	107,176	111,076	416,686
Particleboard (thousand square feet) (3/4" basis)	49,749	51,182	47,617	40,675	189,223
Lumber (thousand board feet)	95,911	108,455	99,858	91,057	395,281
LVL (hundred cubic feet)	17,895	20,844	20,879	17,925	77,543
I-joists (thousand equivalent lineal feet)	34,995	47,102	46,954	36,714	165,765
Engineered wood products (millions)	$60	$76	$77	$61	$274
Building materials distribution (millions)	$375	$464	$470	$387	$1,696

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8" basis)	$231	$238	$227	$220	$229
OSB (thousand square feet) (3/8" basis)	131	136	127	128	130
Particleboard (thousand square feet) (3/4" basis)	230	248	254	223	239
Lumber (thousand board feet)	481	465	470	446	466
LVL (hundred cubic feet)	1,491	1,485	1,498	1,454	1,483
I-joists (thousand equivalent lineal feet)	896	886	890	872	886

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	355	370	364	336	1,425
Containerboard	160	167	168	159	654
Newsprint	84	111	110	101	406
Other	49	62	37	31	179
	648	710	679	627	2,664

Corrugated containers (millions of square feet)	1,061	1,065	1,205	1,132	4,463

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$712	$712	$722	$746	$722
Containerboard	327	332	351	361	343
Newsprint	368	349	367	371	363

(1)  Includes 100% of the sales volume of Voyageur Panel, of which we own 47%.